This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE3
                                   ALL RECORDS

TABLE OF CONTENTS

1. Balance Less than or Equal to $100,000
2. FICO Less than or Equal to 550
3. Combined Original LTV Ratios (%) above 80%
4. Encore & Home Owners Loans
5. Northern-Southern California
6. Current Rate - Fixed Rate Loans
7. Group 2 FICO

1. BALANCE LESS THAN OR EQUAL TO $100,000

------------------------------------------------------------------------------------------------------------------------------------
                                                  % OF
                                                MORTGAGE
                                                 POOL BY
                                    AGGREGATE   AGGREGATE   WEIGHTED                     WEIGHTED
                          NUMBER     CUT-OFF     CUT-OFF    AVERAGE                      AVERAGE    WEIGHTED
                            OF        DATE        DATE       GROSS                       COMBINED    AVERAGE                   %
BALANCE LESS THAN OR     MORTGAGE   PRINCIPAL   PRINCIPAL   INTEREST                     ORIGINAL     FICO         %       CASHOUT
EQUAL TO $100,000         LOANS    BALANCE ($)   BALANCE    RATE (%)   % FIXED   % ARM     LTV        SCORE     PURCHASE     REFI
------------------------------------------------------------------------------------------------------------------------------------
<= 40000.00                  99   3,012,582        4.83     10.237       73.12   26.88    88.97         636      59.32       39.07
------------------------------------------------------------------------------------------------------------------------------------
40000.01 - 47500.00          77   3,368,922        5.40      9.787       41.53   58.47    83.83         610      28.36       68.87
------------------------------------------------------------------------------------------------------------------------------------
47500.01 - 55000.00         111   5,702,821        9.14      9.481       32.50   67.50    77.99         591      20.13       74.43
------------------------------------------------------------------------------------------------------------------------------------
55000.01 - 62500.00         111   6,553,234       10.50      9.094       34.76   65.24    79.84         602      21.70       70.28
------------------------------------------------------------------------------------------------------------------------------------
62500.01 - 70000.00         107   7,091,078       11.37      8.657       28.21   71.79    79.07         614      23.51       70.89
------------------------------------------------------------------------------------------------------------------------------------
70000.01 - 77500.00          86   6,349,949       10.18      8.497       24.08   75.92    81.50         604      21.01       68.61
------------------------------------------------------------------------------------------------------------------------------------
77500.01 - 85000.00         110   8,905,490       14.27      8.254       18.15   81.85    78.95         604      25.40       65.47
------------------------------------------------------------------------------------------------------------------------------------
85000.01 - 92500.00         106   9,429,602       15.11      8.071       17.88   82.12    81.71         619      25.56       69.73
------------------------------------------------------------------------------------------------------------------------------------
92500.01 - 100000.00        124  11,974,999       19.19      7.922       17.73   82.27    77.58         604      20.27       72.46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      931  62,388,676      100.00      8.612       26.75   73.25    80.13         608      24.71       68.62
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------





                            %          %                     %                                         %       %       %        %
BALANCE LESS THAN OR    RATE-TERM   PRIMARY        %       SECOND     %        %           %          2-4    FULL    STATED  LIMITED
EQUAL TO $100,000          REFI     OCCUP.    INVESTMENT    HOME     SFR      PUD     CONDOMINIUM    FAMILY   DOC     DOC      DOC
------------------------------------------------------------------------------------------------------------------------------------
<= 40000.00                1.61      82.30         16.69    0.00    81.38     3.97           7.46     7.20   43.41   56.59     0.00
------------------------------------------------------------------------------------------------------------------------------------
40000.01 - 47500.00        2.77      92.23          6.48    0.00    92.11     2.65           1.20     4.04   70.19   29.81     0.00
------------------------------------------------------------------------------------------------------------------------------------
47500.01 - 55000.00        5.43      90.79          7.36    0.00    92.00     2.62           3.61     0.85   75.77   24.23     0.00
------------------------------------------------------------------------------------------------------------------------------------
55000.01 - 62500.00        8.02      90.98          7.24    0.85    88.33     0.90           5.37     5.40   73.04   25.18     1.78
------------------------------------------------------------------------------------------------------------------------------------
62500.01 - 70000.00        5.60      87.90          7.42    2.82    80.50     4.66           7.38     6.52   63.34   34.76     1.91
------------------------------------------------------------------------------------------------------------------------------------
70000.01 - 77500.00       10.37      91.67          5.92    0.00    79.03     5.86           6.96     8.15   71.76   27.12     1.12
------------------------------------------------------------------------------------------------------------------------------------
77500.01 - 85000.00        9.13      89.02          9.15    0.00    86.34     4.57           7.25     1.84   67.43   29.00     3.57
------------------------------------------------------------------------------------------------------------------------------------
85000.01 - 92500.00        4.71      87.65          7.62    0.96    84.03     4.68           6.57     4.72   69.57   27.55     2.88
------------------------------------------------------------------------------------------------------------------------------------
92500.01 - 100000.00       7.28      89.52          6.42    0.00    87.20     7.18           2.40     2.41   67.69   28.26     4.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6.67      89.27          7.72    0.56    85.55     4.53           5.35     4.22   68.12   29.64     2.24
------------------------------------------------------------------------------------------------------------------------------------

2. FICO LESS THAN OR EQUAL TO 550

------------------------------------------------------------------------------------------------------------------------------------
                                              % OF
                                            MORTGAGE
                                             POOL BY
                               AGGREGATE    AGGREGATE   WEIGHTED                           WEIGHTED
                    NUMBER      CUT-OFF      CUT-OFF    AVERAGE                            AVERAGE    WEIGHTED
                      OF         DATE         DATE       GROSS                             COMBINED    AVERAGE                  %
FICO LESS THAN     MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST                           ORIGINAL     FICO         %      CASHOUT
OR EQUAL TO 550     LOANS     BALANCE ($)    BALANCE    RATE (%)    % FIXED      % ARM       LTV        SCORE     PURCHASE    REFI
------------------------------------------------------------------------------------------------------------------------------------
<= 508                73    11,978,400       15.21      8.684        3.87       96.13      74.72         504       4.08       86.18
------------------------------------------------------------------------------------------------------------------------------------
509 - 514             43     5,009,815        6.36      8.903        4.26       95.74      75.85         512      11.85       79.71
------------------------------------------------------------------------------------------------------------------------------------
515 - 520             54     9,223,416       11.71      8.595        8.27       91.73      73.32         517       2.13       90.10
------------------------------------------------------------------------------------------------------------------------------------
521 - 526             60     8,481,471       10.77       8.96        4.31       95.69      75.83         524       1.92       92.18
------------------------------------------------------------------------------------------------------------------------------------
527 - 532             58     8,577,729       10.89      8.467        7.09       92.91      77.04         529       5.12       88.01
------------------------------------------------------------------------------------------------------------------------------------
533 - 538             75    11,189,505       14.21      8.359        1.46       98.54      74.99         536       5.34       75.15
------------------------------------------------------------------------------------------------------------------------------------
539 - 544             74    10,845,447       13.77      8.133        8.09       91.91      74.21         542      11.56       84.67
------------------------------------------------------------------------------------------------------------------------------------
545 - 550             81    13,457,901       17.09      8.145       15.17       84.83      77.06         548       3.73       81.54
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               518    78,763,685      100.00       8.48        6.98       93.02      75.37         528       5.38       84.50
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------





                      %           %                   %                                     %         %          %           %
FICO LESS THAN    RATE-TERM    PRIMARY        %     SECOND    %      %           %         2-4      FULL       STATED     LIMITED
OR EQUAL TO 550      REFI      OCCUP.    INVESTMENT  HOME    SFR    PUD     CONDOMINIUM   FAMILY     DOC        DOC         DOC
---------------------------------------------------------------------------------------------------------------------------------
<= 508                9.75       98.35       1.18    0.47   84.21   4.86        5.30       5.63     65.57      27.43        7.00
---------------------------------------------------------------------------------------------------------------------------------
509 - 514             8.44       92.04       0.87    0.00   90.03   0.00        2.88       7.09     80.69      19.31        0.00
---------------------------------------------------------------------------------------------------------------------------------
515 - 520             7.76       98.70       0.00    1.30   96.57   2.65        0.78       0.00     59.91      35.88        4.22
---------------------------------------------------------------------------------------------------------------------------------
521 - 526             5.90       99.01       0.99    0.00   83.32   5.29        3.57       7.82     67.85      26.58        5.57
---------------------------------------------------------------------------------------------------------------------------------
527 - 532             6.87       97.35       2.65    0.00   79.72   8.08        8.94       3.26     66.59      31.76        1.66
---------------------------------------------------------------------------------------------------------------------------------
533 - 538            19.51      100.00       0.00    0.00   85.00   7.86        4.74       1.92     75.27      23.57        1.17
---------------------------------------------------------------------------------------------------------------------------------
539 - 544             3.77       98.11       0.99    0.00   93.51   3.09        0.00       3.40     71.53      23.95        4.52
---------------------------------------------------------------------------------------------------------------------------------
545 - 550            14.73       98.86       0.54    0.00   89.14   8.04        0.89       1.92     72.17      26.33        1.50
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:               10.12       98.24       0.86    0.22   87.68   5.42        3.26       3.57     69.55      27.07        3.38
---------------------------------------------------------------------------------------------------------------------------------

3. COMBINED ORIGINAL LTV RATIOS (%) ABOVE 85%


------------------------------------------------------------------------------------------------------------------------------------
                                                   % OF
                                                 MORTGAGE
                                                  POOL BY
                                    AGGREGATE    AGGREGATE   WEIGHTED                     WEIGHTED
                         NUMBER      CUT-OFF      CUT-OFF    AVERAGE                      AVERAGE    WEIGHTED
                           OF         DATE         DATE       GROSS                       COMBINED    AVERAGE                  %
COMBINED ORIGINAL LTV   MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST                     ORIGINAL     FICO         %       CASHOUT
RATIOS (%) ABOVE 85%      LOANS     BALANCE ($)    BALANCE    RATE (%)  % FIXED   % ARM     LTV        SCORE     PURCHASE     REFI
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00              566   103,582,323       56.46      7.493       17.69    82.31   89.67         623      20.64       66.06
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00              289    54,120,867       29.50      7.421       15.87    84.13   94.64         648      36.20       56.97
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00             234    25,760,901       14.04      8.521       29.90    70.10   99.90         661      53.18       38.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,089   183,464,091      100.00      7.616       18.87    81.13   92.57         636      29.80       59.57
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------





                              %           %                    %                                     %        %       %        %
COMBINED ORIGINAL LTV    RATE-TERM    PRIMARY       %       SECOND     %       %         %         2-4     FULL    STATED  LIMITED
RATIOS (%) ABOVE 85%        REFI      OCCUP.   INVESTMENT    HOME     SFR     PUD   CONDOMINIUM   FAMILY    DOC     DOC      DOC
----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00              13.31       92.57         4.95    0.38    77.33    8.39      6.56       7.71    56.41   38.18     5.41
----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00               6.83       97.95         0.00    1.97    81.88    8.52      3.57       6.02    60.54   36.66     2.80
----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00              7.87       98.98         0.00    1.02    78.51    9.74      8.55       3.19    57.89   34.19     7.92
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     10.63       95.06         2.79    0.94    78.84    8.62      5.96       6.58    57.84   37.17     4.99
----------------------------------------------------------------------------------------------------------------------------------

4. ENCORE & HOME OWNERS LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                        % OF
                                                      MORTGAGE
                                                       POOL BY
                                          AGGREGATE   AGGREGATE  WEIGHTED                    WEIGHTED
                               NUMBER      CUT-OFF     CUT-OFF   AVERAGE                     AVERAGE   WEIGHTED
                                 OF         DATE        DATE      GROSS                      COMBINED   AVERAGE                %
                              MORTGAGE    PRINCIPAL   PRINCIPAL  INTEREST                    ORIGINAL    FICO       %       CASHOUT
ENCORE & HOME OWNERS LOANS     LOANS     BALANCE ($)   BALANCE   RATE (%)  % FIXED   % ARM     LTV       SCORE   PURCHASE     REFI
------------------------------------------------------------------------------------------------------------------------------------
Encore                           696   143,282,462      61.36     6.826     32.75    67.25    78.69     618.00     9.94       77.15
------------------------------------------------------------------------------------------------------------------------------------
Home Owners                      724    90,214,489      38.64     8.773     10.42    89.58    81.66     596.00     0.40       96.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,420   233,496,951     100.00     7.578     24.12    75.88    79.84     610.00     6.25       84.51
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------





                                 %          %                  %                                      %        %       %        %
                             RATE-TERM   PRIMARY       %     SECOND     %       %           %        2-4     FULL    STATED  LIMITED
ENCORE & HOME OWNERS LOANS      REFI     OCCUP.   INVESTMENT  HOME     SFR     PUD     CONDOMINIUM  FAMILY    DOC     DOC      DOC
------------------------------------------------------------------------------------------------------------------------------------
Encore                          12.91      95.31      3.19     0.12    77.50    8.28        4.70      9.51    50.82   43.22     5.95
------------------------------------------------------------------------------------------------------------------------------------
Home Owners                      3.39      99.01      0.92     0.07    92.41    2.19        2.03      3.30    75.21   23.29     1.50
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           9.24      96.74      2.31     0.10    83.26    5.92        3.67      7.11    60.25   35.52     4.23
------------------------------------------------------------------------------------------------------------------------------------

5. NORTHERN-SOUTHERN CALIFORNIA

------------------------------------------------------------------------------------------------------------------------------------
                                                        % OF
                                                      MORTGAGE
                                                       POOL BY
                                           AGGREGATE  AGGREGATE   WEIGHTED                   WEIGHTED
                                 NUMBER     CUT-OFF    CUT-OFF    AVERAGE                    AVERAGE   WEIGHTED
                                   OF        DATE       DATE       GROSS                     COMBINED   AVERAGE                %
                                MORTGAGE   PRINCIPAL  PRINCIPAL   INTEREST                   ORIGINAL    FICO       %       CASHOUT
NORTHERN-SOUTHERN CALIFORNIA     LOANS    BALANCE ($)  BALANCE    RATE (%)  % FIXED  % ARM     LTV       SCORE   PURCHASE    REFI
------------------------------------------------------------------------------------------------------------------------------------
California-Northern               291     68,994,011     28.69      7.064     15.47   84.53    80.46     621.00    24.48     65.34
------------------------------------------------------------------------------------------------------------------------------------
California-Southern               731    171,526,113     71.31      6.748     29.07   70.93    78.09     632.00    21.92     70.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,022    240,520,124    100.00      6.839     25.17   74.83    78.77     629.00    22.65     69.05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------





                                   %           %                   %                                    %        %      %       %
                               RATE-TERM    PRIMARY        %     SECOND   %        %          %        2-4     FULL   STATED LIMITED
NORTHERN-SOUTHERN CALIFORNIA      REFI      OCCUP.    INVESTMENT  HOME   SFR      PUD    CONDOMINIUM  FAMILY    DOC    DOC     DOC
------------------------------------------------------------------------------------------------------------------------------------
California-Northern              10.17       93.04       4.20     0.00  80.30     9.10       4.25      6.34    54.06  43.04    2.91
------------------------------------------------------------------------------------------------------------------------------------
California-Southern               7.55       93.83       3.96     0.15  76.82     6.48       8.33      8.24    49.03  45.19    5.78
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            8.30       93.60       4.03     0.11  77.82     7.24       7.16      7.69    50.47  44.57    4.96
------------------------------------------------------------------------------------------------------------------------------------

6. CURRENT RATE - FIXED RATE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                  % OF
                                                MORTGAGE
                                                 POOL BY
                                   AGGREGATE    AGGREGATE   WEIGHTED                     WEIGHTED
                        NUMBER      CUT-OFF      CUT-OFF    AVERAGE                      AVERAGE      WEIGHTED
                          OF         DATE         DATE       GROSS                       COMBINED      AVERAGE                  %
CURRENT RATE -         MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST                     ORIGINAL       FICO         %       CASHOUT
FIXED RATE LOANS        LOANS     BALANCE ($)    BALANCE    RATE (%)    % FIXED  % ARM     LTV         SCORE     PURCHASE      REFI
------------------------------------------------------------------------------------------------------------------------------------
<= 5.80000                86        19,294,661       16.14      5.497    100.00    0.00    69.79         684       2.35       82.75
------------------------------------------------------------------------------------------------------------------------------------
5.80001 - 6.40000        123        29,022,068       24.27      6.098    100.00    0.00    73.88         659       6.31       83.02
------------------------------------------------------------------------------------------------------------------------------------
6.40001 - 7.00000        135        28,904,693       24.18      6.750    100.00    0.00    77.49         643      23.84       63.59
------------------------------------------------------------------------------------------------------------------------------------
7.00001 - 7.60000         69        14,393,299       12.04      7.295    100.00    0.00    79.59         652      38.81       52.97
------------------------------------------------------------------------------------------------------------------------------------
7.60001 - 8.20000         62         7,412,420        6.20      7.869    100.00    0.00    78.86         625      17.45        71.1
------------------------------------------------------------------------------------------------------------------------------------
8.20001 - 8.80000         51         6,482,626        5.42      8.510    100.00    0.00    82.96         637      27.51       63.18
------------------------------------------------------------------------------------------------------------------------------------
8.80001 - 9.40000         44         3,991,708        3.34      9.037    100.00    0.00    82.37         630      22.41       62.05
------------------------------------------------------------------------------------------------------------------------------------
9.40001 - 10.00000        52         4,089,341        3.42      9.820    100.00    0.00    89.17         631      58.06       40.49
------------------------------------------------------------------------------------------------------------------------------------
10.00001 - 10.60000       42         2,608,938        2.18     10.402    100.00    0.00    83.65         599      26.32       73.68
------------------------------------------------------------------------------------------------------------------------------------
10.60001 >=               83         3,358,136        2.81     11.415    100.00    0.00    96.29         639      69.04       30.66
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   747       119,557,890      100.00      7.012    100.00    0.00    77.23         651      20.17       69.02
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------





                          %         %                    %                                      %       %       %           %
CURRENT RATE -        RATE-TERM  PRIMARY       %       SECOND     %       %          %         2-4    FULL    STATED     LIMITED
FIXED RATE LOANS        REFI    OCCUP.   INVESTMENT     HOME     SFR     PUD    CONDOMINIUM   FAMILY   DOC     DOC         DOC
--------------------------------------------------------------------------------------------------------------------------------
<= 5.80000               14.9     98.63       1.37         0    84.56    4.03          3.64    7.77    70.8   18.94       10.27
--------------------------------------------------------------------------------------------------------------------------------
5.80001 - 6.40000       10.67     89.35       3.52         0    75.49    3.92          3.64   16.61   67.52    30.1        2.38
--------------------------------------------------------------------------------------------------------------------------------
6.40001 - 7.00000       12.57        94       4.84         0    67.49    5.58           4.7    21.8   45.55   52.64        1.81
--------------------------------------------------------------------------------------------------------------------------------
7.00001 - 7.60000        8.22     92.03       7.52      0.45    59.76    2.88          2.63   34.73   40.26   57.68        2.05
--------------------------------------------------------------------------------------------------------------------------------
7.60001 - 8.20000       11.45      91.8       7.47         0    76.28    9.47          3.53   10.71   65.19   29.52        5.29
--------------------------------------------------------------------------------------------------------------------------------
8.20001 - 8.80000        9.31     83.74       9.13      4.37    75.09    3.78             0   21.12   58.45   41.55           0
--------------------------------------------------------------------------------------------------------------------------------
8.80001 - 9.40000       15.54     85.02       9.08      1.75    87.07       0          0.75   12.18   53.18   44.12         2.7
--------------------------------------------------------------------------------------------------------------------------------
9.40001 - 10.00000       1.45     98.19          0         0    68.72    2.05           4.3   24.93   33.32   63.58        3.11
--------------------------------------------------------------------------------------------------------------------------------
10.00001 - 10.60000         0     97.51          0      2.49    85.76    8.28          1.88    4.07   48.62   51.38           0
--------------------------------------------------------------------------------------------------------------------------------
10.60001 >=               0.3     96.63       3.37         0    78.46    8.48          6.63    6.42   29.32   70.68           0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  10.81     92.68       4.51       0.4    73.62    4.58          3.54   18.08   55.69   40.87        3.44
--------------------------------------------------------------------------------------------------------------------------------


7. GROUP 2 FICO

------------------------------------------------------------------------------------------------------------------------------------
                                            % OF
                                          MORTGAGE
                                           POOL BY
                             AGGREGATE    AGGREGATE   WEIGHTED                           WEIGHTED
                  NUMBER      CUT-OFF      CUT-OFF    AVERAGE                            AVERAGE    WEIGHTED
                    OF         DATE         DATE       GROSS                             COMBINED    AVERAGE                  %
                 MORTGAGE    PRINCIPAL    PRINCIPAL   INTEREST                           ORIGINAL     FICO          %      CASHOUT
GROUP 2 FICO      LOANS     BALANCE ($)    BALANCE    RATE (%)      % FIXED      % ARM     LTV        SCORE      PURCHASE    REFI
------------------------------------------------------------------------------------------------------------------------------------
500-519             90        14,801,106        6.43      8.879        8.42       91.58      76.12      510.00      4.11     89.52
------------------------------------------------------------------------------------------------------------------------------------
520-539             92        13,577,385        5.90      8.680        5.24       94.76      78.08      530.00      4.45     79.60
------------------------------------------------------------------------------------------------------------------------------------
540-599             91        13,764,305        5.98      8.341        9.79       90.21      79.10      550.00      4.22     82.33
------------------------------------------------------------------------------------------------------------------------------------
560-579             78        14,164,014        6.15      7.807       16.88       83.12      76.41      570.00      9.82     84.60
------------------------------------------------------------------------------------------------------------------------------------
580-599            107        20,732,152        9.01      7.538       13.78       86.22      82.01      590.00     17.48     69.10
------------------------------------------------------------------------------------------------------------------------------------
600-619            104        20,561,088        8.93      7.353       13.31       86.69      84.28      609.00     24.76     70.65
------------------------------------------------------------------------------------------------------------------------------------
620-639            162        34,317,953       14.91      7.061       29.49       70.51      83.35      630.00     26.65     66.77
------------------------------------------------------------------------------------------------------------------------------------
640-659            132        26,000,669       11.30      6.986       30.72       69.28      84.20      651.00     34.04     60.95
------------------------------------------------------------------------------------------------------------------------------------
660-679            112        24,388,153       10.60      6.860       33.86       66.14      82.89      669.00     45.25     50.80
------------------------------------------------------------------------------------------------------------------------------------
680-699             70        17,174,603        7.46      6.758       24.39       75.61      83.22      689.00     45.21     48.64
------------------------------------------------------------------------------------------------------------------------------------
700-719             41        11,246,159        4.89      6.549       28.70       71.30      84.46      706.00     59.78     34.39
------------------------------------------------------------------------------------------------------------------------------------
720-739             32         8,895,318        3.86      6.661       26.00       74.00      83.82      728.00     73.71     22.52
------------------------------------------------------------------------------------------------------------------------------------
740-759             25         7,421,678        3.22      6.694       47.17       52.83      82.89      749.00     56.98     36.38
------------------------------------------------------------------------------------------------------------------------------------
760-779              9         2,460,895        1.07      6.021       24.41       75.59      82.16      766.00     33.30     50.74
------------------------------------------------------------------------------------------------------------------------------------
780-799              5           658,236        0.29      7.825       18.78       81.22      80.78      789.00    100.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:           1,150       230,163,715      100.00      7.351       22.42       77.58      81.93      627.00     29.41     63.24
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------





                   %           %                       %                                       %         %        %           %
                RATE-TERM    PRIMARY       %        SECOND     %       %          %         4-FEB     FULL     STATED     LIMITED
GROUP 2 FICO       REFI      OCCUP.   INVESTMENT     HOME     SFR     PUD    CONDOMINIUM    FAMILY     DOC      DOC         DOC
---------------------------------------------------------------------------------------------------------------------------------
500-519             6.37       98.95      0.24       0.81    88.13    5.59          2.19     4.10     64.82    29.66        5.51
---------------------------------------------------------------------------------------------------------------------------------
520-539            15.95      100.00      0.00       0.00    81.65   10.70          2.96     4.70     69.28    27.81        2.91
---------------------------------------------------------------------------------------------------------------------------------
540-599            13.45       96.10      1.53       1.07    86.67    3.82          4.15     5.36     75.30    24.70        0.00
---------------------------------------------------------------------------------------------------------------------------------
560-579             5.58       94.19      5.18       0.00    89.90    7.30          2.80     0.00     56.35    38.04        5.60
---------------------------------------------------------------------------------------------------------------------------------
580-599            13.42       96.64      1.72       0.00    86.45    5.40          1.84     6.30     61.50    30.91        7.60
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600-619             4.59       96.48      3.10       0.00    84.53   13.11          1.03     1.33     65.76    25.58        8.65
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620-639             6.58       96.76      2.97       0.00    75.10   10.86          4.99     8.76     43.74    52.64        3.63
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640-659             5.01       89.88      6.50       0.00    68.64   10.76          7.95    12.65     40.70    54.95        4.35
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660-679             3.95       94.12      3.70       1.77    75.05    9.73          5.32     9.63     44.75    49.52        5.73
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680-699             6.15       92.41      7.05       0.00    66.41   18.29          0.13    15.16     31.39    63.82        4.80
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700-719             5.83       90.19      7.76       2.04    70.32   14.94          8.60     6.14     39.33    56.50        4.17
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720-739             3.76       74.37     12.01       7.60    76.82    0.99          7.95    14.24     23.22    76.78        0.00
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740-759             6.64       79.08      8.97       2.59    48.73   13.59          7.56    30.13     43.97    56.03        0.00
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760-779            15.96       77.00     20.16       2.84    46.93    5.54          2.48    45.05     67.61    18.83       13.56
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780-799             0.00       48.47      0.00       0.00    90.17    0.00          9.83     0.00      0.00   100.00        0.00
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TOTAL:              7.36       93.37      4.30       0.81    77.13    9.82          4.24     8.74     50.80    44.52        4.67
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